UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2213 Killion Avenue, Seymour, Indiana		47274
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 220 5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On February 10, 2014, (the “Petition Date”) Cereplast, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy court for the Southern District Of Indiana  (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re Cereplast, Inc.”, Case No. 14-90200-BHL-11 (the “Chapter 11 Case”).  The Debtors intend to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In connection with the Chapter 11 Case, the Debtors intend to file motions seeking Bankruptcy Court approval of debtor-in-possession financing.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Case described in Item 1.03 above constitutes an event of default under each of the following debt instruments, if said instrument is deemed to be a valid instrument:”

(i)

The Horizon Technology Venture Loan

(ii)

The 7% Senior Subordinated Convertible Notes

(iii)

The JMJ Financial Promissory Note Agreement

(iv)

The Magna Group Agreement

(v)

The Hanover Holdings Agreement

(vi)

The IronRidge Global IV Agreement(s)

(vii)

The Whittymore, LLC Lease agreement

(viii)

The General Electric Equipment Lease Agreement

As a result of the filing of Chapter 11 Case, the Company believes that the ability of the Debtors' creditors to seek remedies to enforce their rights against the Company under these and other agreements are stayed and creditor rights of enforcement against the Debtors are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01  Regulation FD Disclosure.

Additional information on the Chapter 11 Case, including access to documents filed with the Bankruptcy Court about the Chapter 11 Case, is available at http://www.insb.uscourts.gov/

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 12, 2014
CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer

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